                                                                   EXHIBIT 10.5


              FIRST AMENDMENT TO THE CONFIDENTIAL LICENSE AGREEMENT
                FOR GAME BOY, GAME BOY COLOR AND GAME BOY POCKET
                           HANDHELD VIDEO GAME SYSTEMS



THIS FIRST AMENDMENT ("First Amendment") amends that certain Confidential License Agreement for Nintendo Game Boy, Game Boy Color and Game Boy Pocket Handheld Video Game Systems dated March 9, 1999 between Nintendo of America Inc. ("Nintendo") and THQ Inc. ("Licensee") ("Original Agreement").

RECITALS

The Original Agreement expires on March 8, 2002, and the parties desire to extend the Term of the Original Agreement for an additional two (2) years.

The definitions in the Original Agreement are incorporated by reference into this First Amendment and shall be deemed to have the same meanings and those ascribed to them in the Original Agreement unless otherwise set forth herein.

NOW, THEREFORE, the parties agree as follows:

1. The definition of "Term" as set forth in Section 2.19 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

        "'Term' shall mean five (5) years from the Effective Date."

2. All other terms and conditions of the Original Agreement shall remain in full force and effect. This First Amendment may be signed in counterparts and by facsimile, which together shall constitute one original First Amendment. This First Amendment shall be effective as of March 8, 2002.


IN WITNESS WHEREOF, the parties have entered into this First Amendment.


NINTENDO:                                   LICENSEE:

Nintendo of America Inc.                    THQ Inc.



By: /S/ JOHN BAUER                          By: /s/ BRIAN J. FARRELL
    -------------------------------            --------------------------------
    JOHN BAUER

Its: Evp; Administration                    Its: Pres & CEO
     ------------------------------              ------------------------------

Date: 02/27/02                              Date: 2-25-02
      -----------------------------               -----------------------------